10f-3 Transactions Summary

Set forth  below is a summary of the  transactions  made  pursuant to the Funds
'
10f-3 procedures for the period September 1, 2003 through August 31, 2004.

Fund

North Carolina Municipal Bond Fund

Security

North Carolina Medical Care Commission 1st Mortgage

Advisor

EIMCO

Transaction
 Date

2/19/2004

Cost

$500,000

Offering Purchase
1.33%
Broker
BB&T Capital Markets
Underwriting
Syndicate
Members
BB&T Capital Markets
Wachovia Securities, Inc.
Davenport & Company LLC


Fund

North Carolina Municipal Bond Fund

Security

North Carolina State

Advisor

EIMCO

Transaction
 Date

4/21/2004

Cost

$5,414,500

Offering Purchase

4.00%

Broker
First Winston Securities
Underwriting
Syndicate
Members
Legg Mason Wood Walker, Inc.
Wachovia Securities, Inc.


Fund

North Carolina Municipal Bond Fund

Security

Puerto Rico Public Buildings Authority

Advisor

EIMCO

Transaction
 Date

5/13/2004

Cost

$5,131,900

Offering Purchase

0.428%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.


Fund

North Carolina Municipal Bond Fund

Security

North Carolina Medical Care Commission

Advisor

EIMCO

Transaction
 Date

7/19/2004

Cost

$1,550,311

Offering Purchase

1.66%

Broker

Banc of America  Securities LLC Underwriting  Syndicate  Members Banc of
 America
Securities LLC BB&T Capital Markets Wachovia Securities, Inc.

Fund

Georgia Municipal Bond Fund

Security

Puerto Rico Public Buildings Authority

Advisor

EIMCO

Transaction
 Date

5/28/2004

Cost

$1,033,430

Offering Purchase

0.288%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.

Fund

Florida Municipal Bond Fund

Security

Puerto Rico Public Buildings Authority

Advisor

EIMCO

Transaction
 Date

5/13/2004

Cost

$5,131,900

Offering Purchase

0.428%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.

Fund

Maryland Municipal Bond Fund

Security

Maryland State Health and Higher Educational Facilities Auth
Advisor

EIMCO

Transaction
 Date

1/23/2004

Cost

$487,562

Offering Purchase

0.15%

Broker

Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc.
Banc of America Securities LLC
Ferris, Baker Watts, Inc
Legg Mason Wood Walker, Inc.
Wachovia Securities, Inc.